UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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311 ENTERPRISE DRIVE

PLAINSBORO, NEW JERSEY 08536

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 21, 2016

To the Stockholders of Integra LifeSciences Holdings Corporation:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Integra LifeSciences Holdings Corporation (the “Company”) will be held as of, and for the purposes, set forth below:

TIME	9:00 a.m. local time on Wednesday, December 21, 2016

PLACE	Integra LifeSciences Holdings Corporation Corporate Headquarters, 315 Enterprise Drive, Plainsboro, New Jersey 08536

ITEMS OF BUSINESS	1. To vote upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation, as amended to increase the number of authorized shares of common stock of the Company (“Common Stock”) from 60,000,000 to 240,000,000 shares (the “Amendment”) for the purpose of, among other things, effecting a proposed two-for-one stock split of the Company’s Common Stock as part of the Amendment.

2. To act upon any other matters properly coming before the Special Meeting or any adjournment or postponement thereof.

RECORD DATE	Holders of record of the Company’s Common Stock at the close of business on October 27, 2016 are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Special Meeting will be available for inspection by any stockholder for any purpose germane to the Special Meeting for ten days prior to the Special Meeting during ordinary business hours at the Company’s headquarters and principal place of business located at 311 Enterprise Drive, Plainsboro, New Jersey.

PROXY STATEMENT	The Proxy Statement of Integra LifeSciences Holdings Corporation is being mailed along with a proxy card or voting instructions card simultaneously herewith. This Proxy Statement summarizes the information that you need to know in order to submit your proxy or cast your vote at the Special Meeting. You do not need to attend the Special Meeting in person to have your shares voted.

IMPORTANT	In order to avoid additional soliciting expense to the Company, please MARK, SIGN, DATE and MAIL your proxy PROMPTLY in the return envelope provided, even if you plan to attend the Special Meeting. If you attend the Special Meeting and wish to vote your shares in person, arrangements will be made for you to do so.

By order of the Board of Directors,

/s/ RICHARD D. GORELICK

Richard D. Gorelick
Corporate Vice President, General Counsel,
Administration and Secretary

Plainsboro, New Jersey

November 7, 2016

YOUR VOTE IS IMPORTANT!

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE. IN ADDITION TO VOTING IN PERSON, STOCKHOLDERS OF RECORD MAY CAUSE THEIR SHARES TO BE VOTED BY MARKING, SIGNING, DATING AND MAILING THE PROXY CARD PROMPTLY IN THE RETURN ENVELOPE PROVIDED. PLEASE NOTE THAT IF YOUR SHARES ARE HELD BY A BROKER OR OTHER INTERMEDIARY AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN A LEGAL PROXY FROM THAT RECORD HOLDER.

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INTEGRA LIFESCIENCES HOLDINGS CORPORATION

311 ENTERPRISE DRIVE

PLAINSBORO, NEW JERSEY 08536

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 21, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING TO BE HELD ON DECEMBER 21, 2016. The Proxy Statement

is available on our internet site at

http://investor.integralife.com/financials.cfm

GENERAL

We are providing this Proxy Statement to holders of our common stock in connection with the solicitation by the Board of Directors of Integra LifeSciences Holdings Corporation (the “Company”) of proxies to vote shares of common stock at the Company’s Special Meeting of Stockholders (the “Special Meeting”) and at any adjournments or postponements thereof. The Special Meeting will begin at 9:00 a.m. local time on Wednesday, December 21, 2016 at the Company’s Corporate Headquarters, 315 Enterprise Drive, Plainsboro, New Jersey. We are first mailing this Proxy Statement and the form of proxy to stockholders of the Company on or about November 7, 2016. In this proxy, unless the context requires otherwise, references to “we”, “our”, or “us” refer to Company.

PURPOSE OF THE SPECIAL MEETING

The purpose of the Special Meeting is for the Company’s stockholders to consider and vote upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) (i) to increase the number of authorized shares of common stock (“Common Stock”) from 60,000,000 to 240,000,000 shares (the “Amendment”) for the purpose of, among other things, effecting a two-for-one stock split of the Company’s Common Stock as part of the Amendment and (ii) any other matters properly coming before the Special Meeting or any adjournment or postponement thereof. The text of the Amendment is set forth in Appendix A to this Proxy Statement. We do not expect any matters to be presented for action at the Special Meeting other than the items described in this Proxy Statement.

BOARD RECOMMENDATION

The Board of Directors recommends that you vote FOR the proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 60,000,000 shares to 240,000,000 shares and effect a two-for-one stock split (“Proposal One”).

RECORD DATE FOR VOTING AND SHARES OUTSTANDING

As of October 27, 2016, the record date for the Special Meeting,                      shares of our Common Stock were outstanding. Only holders of record of our Common Stock as of the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof.

QUORUM

Each share of our Common Stock entitles the holder of record thereof to one vote. Each stockholder may vote in person or by proxy on all matters that properly come before the Special Meeting and any adjournment or postponement thereof. The presence, in person or by proxy, of stockholders entitled to vote a majority of the shares of Common Stock issued and outstanding on the record date will constitute a quorum for purposes of voting at the Special Meeting. Abstentions will be counted for determining whether a quorum is present for the Special Meeting.

REQUIRED VOTE

The Amendment (Proposal One) requires the affirmative vote (“FOR” vote) of a majority of the outstanding shares of Common Stock, so a failure to vote your shares is effectively a vote “AGAINST” the proposal. You may vote for, against, or abstain on the Amendment. Abstentions from voting will be considered shares present and entitled to vote on the Amendment and, since approval of the Amendment requires a majority of the outstanding shares of Common Stock, will have the same effect as a vote “AGAINST” the Amendment.

DISCRETIONARY PROPOSAL

If you are the beneficial owner and hold your shares in street name and do not provide your bank, broker or other nominee that holds your shares with voting instructions, the bank, broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Your bank, broker or other nominee may vote your shares in its discretion on “routine” matters. The proposal to be considered at the Special Meeting is considered a “routine” matter. This means that your bank, broker or other nominee may vote in its discretion on Proposal One on your behalf if you have not furnished voting instructions.

HOW TO VOTE

If you have shares for which you are the stockholder of record, you may vote those shares in person or submit a proxy to have them voted at the Special Meeting. You may submit your proxy by following the instructions provided in the proxy materials provided to you. For Proposal One, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. Additionally, shares held in your name as the stockholder of record may be voted by you in person at the Special Meeting.

If you are the beneficial owner of shares held in “street name,” you may also submit a proxy or cause your shares to be voted by following the voting instruction card provided. Under the rules that govern brokers who are voting shares held in street name, brokers have the discretion to vote those shares on “routine” matters, such as Proposal One. If your shares are held in street name, you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker or nominee that holds the shares giving you the right to vote the shares at the Special Meeting.

Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Special Meeting.

REVOCABILITY OF PROXIES

You may revoke your proxy by (a) delivering to the Secretary of the Company at or before the Special Meeting a written notice of revocation bearing a later date than the proxy, (b) duly executing a subsequent proxy bearing a later date relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the Special Meeting or (c) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered at or prior to the Special Meeting to: Integra LifeSciences Holdings Corporation, 311 Enterprise Drive, Plainsboro, New Jersey 08536, Attention: Corporate Vice President, General Counsel, Administration and Secretary. Beneficial owners of our Common Stock who are not holders of record and wish to revoke their proxy should contact their bank, brokerage firm or other custodian, nominee or fiduciary to inquire about how to revoke their proxy, and may not revoke their proxy by one of the methods set forth above.

SOLICITATION

We will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement. In addition to solicitation by use of mail, proxies may be solicited by telephone, facsimile or personally by our directors, officers and employees, who will receive no extra compensation for their services. In addition, the Company has retained D.F. King & Co., Inc. to assist in the solicitation of proxies and will pay such firm a fee of $8,500 plus reasonable expenses. We will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock.

PROPOSAL ONE: APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, OF INTEGRA LIFESCIENCES HOLDINGS CORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FOR THE PURPOSE OF, AMONG OTHER THINGS, EFFECTING A PROPOSED TWO-FOR-ONE STOCK SPLIT AS PART OF THE AMENDMENT

Description of Proposed Amendment and Vote Required

At present, the Company’s Certificate of Incorporation authorizes the issuance of up to 60,000,000 shares of Common Stock, par value $.01 per share. This is the first time that the Company is seeking to authorize additional shares of Common Stock under the Certificate of Incorporation since 1992.

The Board of Directors of the Company have approved, subject to shareholder approval, and declared it advisable to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 60,000,000 to 240,000,000 shares in order to effect a two-for-one stock split as part of such amendment as well as create financial flexibility for the Company, as described below. The additional shares of Common Stock would have rights identical to the currently outstanding Common Stock. The Board directed that the Amendment be submitted for approval by stockholders at a Special Meeting. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company is required to approve the Amendment.

The full text of the Amendment, which includes the two-for-one stock split, is set forth in Appendix A to this Proxy Statement. The Amendment will not affect the number of shares of Preferred Stock authorized, which is 15,000,000 shares. Taking into account the effect of the two-for-one stock split, the proposed increase in the number of authorized shares of Common Stock represents a 100% increase in the number of post-split authorized shares of Common Stock.

Purposes and Effects of Increasing the Number of Authorized Shares of Common Stock

Our Certificate of Incorporation currently authorizes the issuance of up to 60,000,000 shares of our Common Stock, par value $0.01 per share. On October 27, 2016, there were                     shares of our Common Stock outstanding (including outstanding restricted stock awards) 1,509,177 shares subject to outstanding stock options, restricted stock units/contract stock awards, and performance stock units granted under our 2000 Equity Incentive Plan (as amended), 2001 Equity Incentive Plan (as amended), Third Amended and Restated 2003 Equity Incentive Plan and Employee Stock Purchase Plan (as amended) ( the “Equity Incentive Plans”), 2,131,770 shares remaining available for future issuances under our equity plans, 5,287,388 shares reserved in accordance with our 1.625% Convertible Notes due in December 2016 (“Convertible Notes”), and 8,597,416 shares reserved pursuant to warrants due in August 2017 that are associated with the convertible note hedge of the Convertible Notes (the “Warrants”). The Convertible Notes and Warrants were issued in June 2011, leaving only a limited number of shares of Common Stock currently available for future issuance because of the approximate 13,884,804 shares of Common Stock held in reserve pursuant to such instruments. The Company believes the issuance of the Convertible Notes was a beneficial market-based capital transaction that provided the Company with significant capital resources to pursue its strategic objectives. The Convertible Notes and Warrants, through their terms and structure, require the reservation of a significant number of Common Stock. Accordingly, approximately 5,000,000 authorized shares of our Common Stock remain available for issuance or may be reserved for issuance.

One of the primary reasons for the Amendment is to effect a two-for-one forward stock split. The Board also believes that the Company is at an important point in its plan for growth and that an increase in its authorized Common Stock will help enable and fortify continued growth over the long term. Currently,             % of the Company’s authorized shares of Common Stock have been either issued, or are reserved for issuance under the Company’s equity incentive plans, the Convertible Notes, and the Warrants. As a result of these significant reserved shares, the Company does not currently have sufficient shares authorized to (i) effectuate the desired two-for-one stock split, (ii) to pursue opportunities described below using the Company’s Common Stock as significant consideration, or (iii) take certain other actions that the Board may determine are in the best interests of the Company and its stockholders.

In addition to enabling the Company to effect the stock split, the increase in our authorized Common Stock is intended to provide the Company with greater flexibility in considering and planning for future corporate needs, such as financings, potential strategic transactions, as well as other general corporate transactions. For example, the Company could issue additional shares of Common Stock in the future in connection with one or more of the following (subject to laws or regulations or NASDAQ or other exchange rules, as applicable, that might require stockholder approval of certain transactions):

•	Acquisitions;

•	Partnerships, collaborations and other similar transactions;

•	Financing transactions, such as public or private offerings of Common Stock or convertible securities;

•	Debt or equity restructuring or refinancing transactions;

•	Stock dividends; or

•	Any other proper corporate purposes.

If the Company does not have enough authorized shares to undertake appealing financing transactions or debt or equity restructuring or refinancing transactions, the Company could run the risk of obtaining unfavorable financing terms, which also may involve use of the Company’s cash reserves at inopportune times, and incur additional expense that could be avoided if sufficient authorized shares were available for issuance. The increase in the number of authorized shares is intended to provide us with flexibility to undertake a variety of matters should the right opportunities arise without the delay and expense associated with convening a special meeting of our stockholders to increase authorized shares at a later time.

An increase in the number of authorized shares of our Common Stock may make it more difficult to, or discourage an attempt to, obtain control of our Company by means of a takeover bid that the Board determines is not in our best interest or that of our stockholders. However, the Board does not intend or view the proposed increase in the number of authorized shares of our Common Stock as an anti-takeover measure.

Purposes and Effects of Proposed Two-For-One Stock Split

The Board anticipates that the increase in the number of outstanding shares of Common Stock of the Company resulting from the proposed stock split will place the market price of the Common Stock in a range more attractive to investors, which may result in a broader market for our Common Stock. As the trading price of our Common Stock has risen, we have carefully evaluated the effect of the trading price of our Common Stock on the liquidity and marketability of our Common Stock. The closing market price of our Common Stock on October 27, 2016 was $                 as reported on the NASDAQ. The Board believes that effecting the stock split could support liquidity in the trading of our Common Stock and make it more attractive to a broader range of investors.

If stockholders dispose of their shares subsequent to the stock split, they could pay higher brokerage commissions on the same relative interest in the Company because that interest is represented by a greater number of shares. Stockholders should consult their respective brokers to ascertain the brokerage commission that would be charged for disposing of the greater number of shares.

The stock split would also increase the number of shares of Common Stock available for issuance under our Equity Incentive Plans. With respect to outstanding stock options to purchase shares of our common stock, the stock split would effect an increase in the number of shares subject to such outstanding stock options proportional to the two-for-one ratio of the stock split and would effect a proportionate decrease in the exercise price of such outstanding stock options (rounded up to the nearest whole cent). With respect to other outstanding awards to acquire shares of Common Stock, the stock split would effect an increase in the number of shares subject to such outstanding awards proportional to the two-for-one ratio of the stock split.

Material U.S. Federal Income Tax Consequences of the Stock Split

The following discussion is a summary of the U.S. federal income tax consequences to a stockholder who exchanges shares of Common Stock pursuant to the stock split, but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a stockholder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the exchange of shares of Common Stock pursuant to the stock split.

This discussion is limited to stockholders that hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a stockholder’s particular circumstances, including the impact of the Medicare contribution tax on net investment income. in addition, it does not address consequences relevant to a stockholder subject to special rules, including, without limitation:

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	persons subject to the alternative minimum tax;

•	persons holding our Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•	banks, insurance companies, and other financial institutions;

•	brokers, dealers or traders in securities;

•	corporations that accumulate earnings to avoid U.S. federal income tax;

•	partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•	tax-exempt organizations or governmental organizations;

•	persons deemed to sell our Common Stock under the constructive sale provisions of the Code;

•	persons who hold or receive our Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation;

•	tax-qualified retirement plans; and

•	non-U.S. persons.

If an entity treated as a partnership for U.S. federal income tax purposes holds our Common Stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding our Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

We will not recognize any gain or loss for tax purposes as a result of the stock split. Furthermore, the stock split will not result in the recognition of gain or loss to holders of our Common Stock. The holding period for the shares of Common Stock each stockholder receives will include the holding period of the shares exchanged in the stock split. The aggregate adjusted basis of the new shares of Common Stock will be equal to the aggregate adjusted basis of the old shares exchanged in the stock split.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE EXCHANGE OF OUR COMMON STOCK PURSUANT TO THE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Effective Date of Amendment and Issuance of Shares for Stock Split

If the Amendment is adopted by the required vote of stockholders, it will become effective on the date the Amendment is filed with the Secretary of State of the State of Delaware, which will also be the date for the determination of the holders of Common Stock entitled to additional shares as a result of the stock split. Holders of record of our common stock as of the effective time of the Amendment will be entitled to additional shares. If the Amendment is approved, the Company currently anticipates filing the Amendment with the Delaware Secretary of State on December 21, 2016 and the distribution of such additional shares occurring on January 3, 2017.

Right to Abandon Amendment and Stock Split

The Board reserves the right, notwithstanding stockholder approval of the Amendment, and without further action by the stockholders, to elect not to proceed with the Amendment and abandon the Amendment, including the stock split, if, at any time prior to filing the Amendment, the Board determines that it is no longer in the best interests of the Company and its stockholders to proceed with Amendment, including the stock split. If the Board elects to abandon the Amendment, the number of authorized shares of Common Stock will remain 60,000,000 and the two-for-one stock split will not be effected. By approving Proposal One, you grant the Board discretionary authority to determine whether to proceed with the Amendment, including the stock split.

Vote Required

Approval of the adoption of the Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, OF INTEGRA LIFESCIENCES HOLDINGS CORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FOR THE PURPOSE OF, AMONG OTHER THINGS, EFFECTING A PROPOSED TWO-FOR-ONE STOCK SPLIT AS PART OF THE AMENDMENT.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of October 27, 2016 by: (a) each person or entity known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, based upon Company records or statements filed with the Securities and Exchange Commission; (b) each of the Company’s directors and nominees for directors; (c) each of the named executive officers; and (d) all executive officers, directors and nominees as a group. Except as otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned by such person. Unless otherwise provided, the address of each individual listed below is c/o Integra LifeSciences Holdings Corporation, 311 Enterprise Drive, Plainsboro, NJ 08536.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares Owned(1)		Right to Acquire(2)		Total		Percent of Class(3)
Peter J. Arduini	29,602		349,503	(4)	379,105		1.0%
Keith Bradley, Ph.D	16,541		7,829		24,370		*
Richard E. Caruso, Ph.D	6,154,756	(5)	46,271		6,201,027	(5)	16.6%
Stuart M. Essig, Ph.D	964,382		339,268		1,303,650		3.5%
Barbara B. Hill	17,307		—		17,307		*
Lloyd W. Howell, Jr	17,932		—		17,932		*
Donald E. Morel, Jr., Ph.D.	11,784		—		11,784		*
Raymond G. Murphy	30,447		2,619		33,066		*
Christian S. Schade	13,062		15,658		28,720		*
James M. Sullivan	27,248		15,658		42,906		*
Glenn G. Coleman	12,263		15,372		27,635		*
Mark Augusti.	7,962		—		7,962		*
Richard D. Gorelick	9,702		363		10,065		*
Robert T. Davis, Jr.	13,668		783		14,451		*
All directors and executive officers as a group (20 persons)	7,360,025		795,015	(4)	8,155,040		21.4%
FMR LLC, Abigail P. Johnson and Fidelity Small Cap Discovery Fund 245 Summer Street Boston, MA 02210	5,547,341	(6)	—		5,547,341	(6)	14.8%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	2,738,897	(7)	—		2,738,897	(7)	7.3%
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	2,213,062	(8)	—		2,213,062	(8)	5.9%

*	Represents beneficial ownership of less than 1%.

(1)	Excludes shares that may be acquired through stock option exercises, restricted stock units or performance stock.

(2)	Shares not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire them within 60 days of October 27, 2016 upon the exercise of an option or other convertible security are treated as outstanding for purposes of determining beneficial ownership and the percentage beneficially owned by such individual.

(3)	As of October 27, 2016, we had 37,385,969 shares of Common Stock outstanding.

(4)

Excludes outstanding restricted stock units awarded to Mr. Arduini that vested but are not yet deliverable and do not give Mr. Arduini the right to acquire any shares within 60 days of October 27, 2016. Such restricted stock units are deferred and shall be delivered to Mr. Arduini within 30 days following the first business day that occurs immediately following the six-month period after the date of his separation of service. Also excludes 21,182 outstanding performance stock units awarded to Mr. Arduini in March 2013 that vested but are not yet deliverable and do not give Mr. Arduini the right to acquire any shares within 60 days of October 27, 2016. Such performance stock units are deferred and shall be delivered to Mr. Arduini within 30 days following the first business day that occurs immediately following the six- month period after the date of his separation of service.

(5)	Includes 5,991,205 shares held by Tru St Partnership, L.P., a Pennsylvania limited partnership (“Tru St”). Also includes 23,338 shares held by Provco Leasing Corporation (“Provco”), of which Dr. Caruso is President and sole director and 73,146 shares held by The Uncommon Individual Foundation, of which Dr. Caruso is the Chief Executive Officer. Provco is the corporate general partner of Tru St. Dr. Caruso may be deemed to have shared voting and dispositive power over the shares held by Tru St, Provco and The Uncommon Individual Foundation. Also includes 67,067 shares owned by Dr. Caruso. Dr. Caruso disclaims beneficial ownership of the shares held by Tru St, Provco and The Uncommon Individual Foundation, except to the extent of his pecuniary interest therein. Dr. Caruso’s address is c/o The Provco Group, LTD, 795 E. Lancaster Avenue, Suite 200, Villanova, PA 19085.

(6)	FMR LLC, a holding company of investment companies, and Abigail P. Johnson each report beneficially owning and having sole dispositive power over 5,547,341 shares of which FMR LLC has sole voting power over 187 shares. Of the 5,547,341 shares, Fidelity Small Cap Discovery Fund (an investment company) owns and has sole voting power over 2,300,000 shares. Members of the Johnson family including Ms. Johnson, Director, Vice Chairman, Chief Executive Officer and President of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family group may be deemed under the Investment Company Act of 1940 (the “1940 Act”) to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Ms. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the 1940 Act, which power resides with the funds’ boards of trustees. The foregoing information has been included solely in reliance upon, and without independent investigation of, the disclosures contained in the Schedule 13G/A filed by FMR LLC with the Securities and Exchange Commission on February 12, 2016.

(7)	BlackRock, Inc. has sole voting power of 2,673,248 shares and sole dispositive power over all of the 2,738,897 shares. The foregoing information has been included solely in reliance upon, and without independent investigation of, the disclosures contained in the Schedule 13G/A filed by BlackRock, Inc. with the Securities and Exchange Commission on January 26, 2016.

(8)	The Vanguard Group has sole voting power of 47,797 shares and sole dispositive power of 2,165,065 shares of the total 2,213,062 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, is the beneficial owner of 46,197 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, is the beneficial owner of 3,400 shares as a result of its serving as investment manager of Australian investment offerings. The foregoing information has been included solely in reliance upon, and without independent investigation of, the disclosures contained in the Schedule 13G filed by The Vanguard Group with the Securities and Exchange Commission on February 10, 2016.

STOCKHOLDER PROPOSALS

The deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in the Company’s proxy statement and form of proxy for the 2017 Annual Meeting of Stockholders is December 16, 2016. Such proposals must be sent to: Integra LifeSciences Holdings Corporation, 311 Enterprise Drive, Plainsboro, New Jersey 08536, Attention: Corporate Vice President, General Counsel, Administration and

Secretary. The date after which notice of a stockholder proposal submitted outside of the processes of Rule 14a-8 of the Exchange Act is considered untimely is December 16, 2016. If notice of a stockholder proposal submitted outside of the processes of Rule 14a-8 of the Exchange is received by the Company after December 16, 2016, then the Company’s proxy for the 2017 Annual Meeting of Stockholders may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for such annual meeting of stockholders.

Our Bylaws require, among other things, that a stockholder may present a proposal at the 2017 Annual Meeting that is not included in the proxy statement if proper written notice is received by our Corporate Vice President, General Counsel, Administration and Secretary at our principal executive offices between January 24, 2017 and the close of business on February 23, 2017. The proposal must contain the specific information required by our Bylaws. You may obtain a copy of the Bylaws by writing to our Corporate Vice President, General Counsel, Administration and Secretary.

OTHER MATTERS

Our Board of Directors knows of no matters other than those stated in the accompanying Notice of Special Meeting of Stockholders that may properly come before the Special Meeting. However, if any other matter should be properly presented for consideration and voting at the Special Meeting or any adjournments or postponements thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interests of the Company and its stockholders. In addition, our Code of Conduct, which applies to all of the Company’s directors and officers, and the charters for each of our Audit, Compensation, and Nominating and Corporate Governance Committees are accessible via our website at www.integralife.com through the “Investor Relations” link under the heading “Corporate Governance.”

By order of the Board of Directors,

/s/ RICHARD D. GORELICK Richard D. Gorelick
Corporate Vice President, General Counsel,
Administration and Secretary

Plainsboro, New Jersey

November 7, 2016

APPENDIX A

CERTIFICATE OF AMENDMENT TO THE AMENDED AND

RESTATED CERTIFICATE OF INCORPORATION OF INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Integra LifeSciences Holdings Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Company, acting in accordance with Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted a resolution to amend Article FOURTH of the Company’s Restated Certificate of Incorporation (the “Amendment”) so that, as amended, it shall be read in its entirety as follows:

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 255,000,000 shares, par value $0.01 per share, of which 240,000,000 are designated as Common Stock and 15,000,000 shares are designated as Preferred Stock. At the effective time of this Certificate of Amendment (the “Effective Time”), each issued and outstanding share of the Corporation’s Common Stock shall be divided into two (2) validly issued, fully paid and non-assessable shares of Common Stock reflecting a two (2) for one (1) stock split. From and after the Effective Time, certificates representing shares of Common Stock immediately prior to the Effective Time shall represent the number of shares of Common Stock into which such shares of Common Stock shall have been reclassified pursuant to this Certificate of Amendment.

SECOND: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this certificate to be signed by Stuart M. Essig, Ph.D. its Chairman of the Board of Directors, and attested by Richard D. Gorelick, its Corporate Secretary, this      day of December, 2016.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

By:
Stuart M. Essig, Ph.D. Chairman of the Board of Directors

Attest:
Richard D. Gorelick Corporate Secretary

A-1

SPECIAL MEETING OF STOCKHOLDERS OF

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

December 21, 2016

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:

The Notice of Meeting, proxy statement and proxy card

are available at http://investor.integralife.com/financials.cfm

Your vote is very important to us.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

■ 00030000000000000000 4	122116

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
In their discretion, the Proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.		1.	A proposal to amend the Amended and Restated Certificate of Incorporation, as amended, of Integra LifeSciences Holdings Corporation (the “Company”), to increase the number of authorized shares of the Company’s common stock, par value $0.01 per share, from 60,000,000 to 240,000,000 shares, for the purpose of, among other things, effecting a proposed two-for-one stock split of the Company’s Common Stock as part of the amendment.	☐	☐	☐
			THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

0 ■

PROXY CARD

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

311 ENTERPRISE DRIVE

PLAINSBORO, NEW JERSEY 08536

PROXY - Special Meeting of Stockholders - Wednesday, December 21, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Peter J. Arduini and Glenn G. Coleman as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of Common Stock of Integra LifeSciences Holdings Corporation (the “Company”) held of record by the undersigned on October 27, 2016 at the Special Meeting of Stockholders to be held on Wednesday, December 21, 2016 or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE ON THIS PROXY WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1; AND IN ACCORDANCE WITH THE PROXIES’ JUDGMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be signed on the reverse side.)

■ 1.1	14475 ■